UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

Sontra Medical Corporation

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SONTRA MEDICAL CORPORATION

10 Forge Parkway

Franklin, Massachusetts 02038

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May 19, 2004

To the Shareholders of Sontra Medical Corporation:

Notice is hereby given that the Annual Meeting of Shareholders of Sontra Medical Corporation, a Minnesota corporation (the “Company”), will be held at 9:00 a.m., local time, on May 19, 2004, at the offices of the Company located at 10 Forge Parkway, Franklin, Massachusetts, to consider and act upon the following proposals:

1.	To elect six directors to the Company’s Board of Directors;

2.	To ratify the selection of the firm of Wolf & Company, P.C., independent public accountants, as auditors for the current fiscal year ending December 31, 2004; and

3.	To transact such other business, if any, as may properly come before the meeting or any adjournments thereof.

The Board of Directors has no knowledge of any other business to be transacted at the meeting.

Only holders of record of the Company’s Common Stock, $.01 par value per share, at the close of business on April 5, 2004 are entitled to notice of and to vote at the meeting. All shareholders are cordially invited to attend the meeting in person. To ensure your representation at the meeting, however, you are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-prepaid envelope. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors,

Sean Moran, Secretary

Franklin, Massachusetts

April 8, 2004

SONTRA MEDICAL CORPORATION

10 Forge Parkway

Franklin, Massachusetts 02038

PROXY STATEMENT

For the Annual Meeting of Shareholders

To be held on May 19, 2004

General

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Sontra Medical Corporation, a Minnesota corporation (the “Company”), for use at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 9:00 a.m., local time, on May 19, 2004, at the offices of the Company located at 10 Forge Parkway, Franklin, Massachusetts, or at any adjournments thereof. The Notice of Annual Meeting, this Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 are expected to be first sent or given to shareholders commencing on or about April 8, 2004. The Company’s principal executive offices are located at 10 Forge Parkway, Franklin, Massachusetts 02038 and its telephone number is (508) 553-8850.

Solicitation

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. The Company may engage a paid proxy solicitor to assist in the solicitation. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of the Company’s Common Stock, $.01 par value per share (the “Common Stock”), held in their names. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to such beneficial owners. In addition to the original solicitation of proxies by mail, the Company’s directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile, electronic communication and personal interviews.

Record Date, Outstanding Shares and Voting Rights

The Board of Directors has fixed April 5, 2004 as the record date for determining holders of Common Stock who are entitled to vote at the Annual Meeting. As of the record date, the Company had approximately 14,521,635 shares of Common Stock outstanding and entitled to be voted. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the Annual Meeting. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum. Votes withheld, abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

The affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting on the matter is required to ratify the appointment of the Company’s independent auditors.

Shares which abstain from voting on a particular matter and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter (“broker non-votes”) will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting for the election of directors, or on the voting to ratify the appointment of Wolf & Company, P.C. (“Wolf & Company”) as the Company’s independent auditors.

The Board of Directors of the Company unanimously recommends a vote “FOR” the election of the six director nominees named herein and “FOR” the ratification of the appointment of Wolf & Company as the Company’s independent auditors.

To vote by mail, please sign, date and complete the enclosed proxy card and return it in the enclosed envelope. No postage is necessary if the proxy card is mailed in the United States. If you hold your shares through a bank, broker or other nominee, they will give you separate instructions for voting your shares.

Revocability of Proxy and Voting of Shares

Any shareholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing with the Secretary of the Company, at the principal executive offices of the Company, 10 Forge Parkway, Franklin, Massachusetts 02038, an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by attending the Annual Meeting and voting in person. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the shareholder’s instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted:

•	FOR the election of the six director nominees named herein;

•	FOR the ratification of the appointment of Wolf & Company as the Company’s independent auditors for the current fiscal year; and

•	In accordance with the judgment of the proxy holders as to any other matter that may be properly brought before the Annual Meeting or any adjournments thereof.

All shares represented by proxies will be voted in accordance with the shareholders’ instructions, and if no choice is specified, the shares represented by proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting of Shareholders.

The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the meeting upon which a vote may properly be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies.

Securities Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of our Common Stock and Series A Convertible Preferred Stock, $.01 par value per share (the “Series A Preferred Stock”), as of February 29, 2004 (except as otherwise provided below) by the following individuals or entities: (i) each shareholder who beneficially owns more than 5% of the outstanding shares of our Common Stock as of February 29, 2004; (ii) the Chief Executive Officer and one other executive officer (the “Named Executive Officers”); (iii) each director and nominee for director; and (iv) all our current executive officers and directors, as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the shares. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity has the right to acquire currently or within 60 days after February 29, 2004 through the exercise of any stock option or other right, including upon the conversion of shares of Series A Preferred Stock and the exercise of warrants to purchase shares of Common Stock. Such shares are deemed outstanding for computing the percentage ownership of the individual or entity holding such options or rights, but are not deemed outstanding for computing the percentage ownership of any other individual or entity. As of February 29, 2004, there were issued and outstanding 14,012,883 shares of our Common Stock and 3,237,500 shares of our Series A Preferred Stock.

	Amount and Nature of Beneficial Ownership of Common Stock			Amount and Nature of Beneficial Ownership of Series A Preferred Stock(3)
Name and Address of Beneficial Owner(1)	Number of Shares(2)		Percentage of Class	Number of Shares(2)		Percentage of Class
Essex Woodlands Health Ventures Fund IV, L.P. (4) 15001 Walden Road, Suite 101 Montgomery, TX 77356	1,653,429	(5)	11.6%	100,000		3.1%
Vanguard VI Venture Partners, L.L.C. (4) 1330 Post Oak Blvd., Suite 1550 Houston, TX 77056	1,357,710	(6)	9.7%	—		—
H&Q Healthcare Investors (4) 30 Rowes Wharf, Suite 430 Boston, MA 02110	1,048,202	(7)	7.5%	—		—
Constable Advisors, LLC (8) 18300 Minnetonka Blvd., Suite 110 Deephaven, MN 55391	1,001,650		6.7%	500,000		15.4%
Xmark Asset Management, LLC (9) 152 West 57th Street, 21st Floor New York, NY 10019	1,000,000		6.7%	500,000		15.4%
Wigley Irrevocable Trust 1993 135 West Point Court Tonka Bay, MN 55331	900,000	(10)	6.0%	450,000		13.9%
Kenneth A. Steel, Jr. (11) 1856 North Howe Street Chicago, IL 60614	800,000		5.4%	400,000		12.4%
OTAPE Investments LLC One Manhattanville Road Purchase, NY 10577	800,000	(12)	5.4%	400,000		12.4%
Joseph Kost (4) 931 Massachusetts Avenue Cambridge, MA 02139	520,928		3.7%	—		—
Michael R. Wigley (4)	1,574,709	(13)	10.6%	300,000	(14)	9.3%
Gary S. Kohler (4)	881,185	(15)	6.3%	33,334		1.0%
Robert S. Langer (4)	618,764	(16)	4.4%	33,333		1.0%
James R. McNab Jr. (4)	607,823	(17)	4.3%	30,000		*
Martin P. Sutter	1,720,929	(18)	12.1%	100,000	(19)	3.1%
W. Leigh Thompson	67,500	(20)	*	—		—
Joseph F. Amaral	50,000	(21)	*	—		—
Brian F. Sullivan	—		—	—		—
Thomas W. Davison	322,580	(22)	2.3%	—		—
Sean F. Moran	91,780	(23)	*	—		—
All directors and executive officers as a group (9 persons)	5,935,270		37.4%	496,667		15.3%

*	Less than one percent.
(1)	Unless otherwise indicated, the address for each beneficial owner is c/o Sontra Medical Corporation, 10 Forge Parkway, Franklin, MA 02038.
(2)	The persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted in the footnotes below.
(3)	Each share of Series A Preferred Stock is initially convertible into one share of Common Stock, subject to adjustment in certain events.
(4)

Shares beneficially owned by the indicated shareholder are subject to the provisions of the Director Voting Agreement, dated as of June 20, 2002, which provides for the election of Gary Kohler and Michael Wigley as directors of the Company. The Director Voting Agreement does not impact the voting of such shares on any proposal contained in this Proxy Statement other than as set forth in the preceding sentence. The

Director Voting Agreement is effective until the later to occur of (i) June 20, 2005 or (ii) immediately following the third shareholder meeting called for the purpose of electing directors following June 20, 2002. The indicated shareholder may be deemed to beneficially own all shares beneficially owned by all parties to the Director Voting Agreement, or 8,262,750 shares. The indicated shareholder disclaims beneficial ownership of any such additional shares, and such disclaimed shares are excluded.

(5)	Includes (i) 100,000 shares of Common Stock which Essex Woodlands Health Ventures Fund IV, L.P. may acquire within 60 days upon conversion of shares of Series A Preferred Stock, and (ii) 100,000 shares of Common Stock which Essex Woodlands Health Ventures Fund IV, L.P. may acquire within 60 days upon exercise of warrants. Excludes 67,500 shares of Common Stock which Martin P. Sutter may acquire within 60 days upon exercise of stock options of which Essex Woodlands Health Ventures Fund IV, L.P. disclaims any beneficial ownership. Mr. Sutter is a managing member of Essex Woodlands Health Ventures Fund IV, L.L.C., which is the general partner of Essex Woodlands Health Ventures Fund IV, L.P.
(6)	Consists of 1,303,788 shares held by Vanguard VI, L.P. and 53,922 shares held by Vanguard VI Affiliates Fund, L.P. Vanguard VI Venture Partners, L.L.C. is the general partner of both Vanguard VI, L.P. and Vanguard VI Affiliates Fund, L.P.
(7)	Consists of 629,621 shares held by H&Q Healthcare Investors and 418,581 shares held by H&Q Life Sciences Investors.
(8)	Information is as of December 31, 2003 and is based on information provided by Constable Advisors, LLC in its Schedule 13G/A filed with the SEC on February 17, 2004. Constable Advisors, LLC (“Advisors”), a Minnesota limited liability company, serves as managing member for each of Constable Capital, LLC, a Minnesota limited liability company (“Capital”), and Constable Capital QP, LLC, a Minnesota limited liability company (“Capital QP”). In such capacity, Advisors possesses the power to vote and direct the disposition of all securities held by Capital and Capital QP. Capital is the holder of: (i) 385,000 shares of Series A Preferred Stock, (ii) warrants to purchase up to an aggregate of 385,000 shares of Common Stock, and (iii) 1,270 shares of Common Stock. Capital QP is the holder of: (i) 115,000 shares of Series A Preferred Stock, (ii) warrants to purchase up to an aggregate of 115,000 shares of Common Stock, and (iii) 380 shares of Common Stock. Advisors may be deemed to beneficially own 1,001,650 shares of Common Stock and 500,000 shares of Series A Preferred Stock.
(9)	Information is as of February 6, 2004 and is based on information provided by Xmark Asset Management, LLC in its Schedule 13G/A filed with the SEC on February 6, 2004. Xmark Asset Management, LLC (“XAM”), a New York limited liability company formerly known as Brown Simpson Asset Management, LLC, serves as investment manager for each of Xmark Fund, L.P., a Delaware limited partnership (“Xmark LP”), and Xmark Fund, Ltd., a Cayman Islands exempted company (“Xmark Ltd”). In such capacity, XAM possesses the power to vote and direct the disposition of all securities held by Xmark LP and Xmark Ltd. Xmark LP is the holder of: (i) 180,833 shares of Series A Preferred Stock, and (ii) warrants to purchase up to an aggregate of 180,833 shares of Common Stock. Xmark Ltd. is the holder of: (i) 319,167 shares of Series A Preferred Stock, and (ii) warrants to purchase an aggregate of 319,167 shares of Common Stock. XAM may be deemed to beneficially own 1,000,000 shares of Common Stock and 500,000 shares of Series A Preferred Stock.
(10)	Consists of (i) 450,000 shares of Common Stock which the Wigley Irrevocable Trust 1993 may acquire within 60 days upon conversion of shares of Series A Preferred Stock, and (ii) 450,000 shares of Common Stock which the Wigley Irrevocable Trust 1993 may acquire within 60 days upon exercise of warrants. The Wigley Irrevocable Trust 1993 is a trust for the benefit of the children of Michael Wigley. Mr. Wigley disclaims beneficial ownership of all shares held by the Wigley Irrevocable Trust 1993.
(11)	Mr. Steel may be deemed to beneficially own (i) 250,000 shares of Common Stock which Mr. Steel may acquire within 60 days upon conversion of shares of Series A Preferred Stock, (ii) 250,000 shares of Common Stock which Mr. Steel may acquire within 60 days upon exercise of warrants, (iii) 150,000 shares of Common Stock which K.A. Steel Chemicals, Inc. may acquire within 60 days upon conversion of shares of Series A Preferred Stock, and (iv) 150,000 shares of Common Stock which K.A. Steel Chemicals, Inc. may acquire within 60 days upon exercise of warrants. Mr. Steel is a stockholder of K.A. Steel Chemicals, Inc. and a member of its Board of Directors and shares voting and investment power with respect to the securities held by K.A. Steel Chemicals, Inc. Mr. Steel disclaims beneficial ownership with respect to all shares held by K.A. Steel Chemicals, Inc., except to the extent of his pecuniary interest therein.

(12)	Consists of (i) 400,000 shares of Common Stock which OTAPE Investments LLC may acquire within 60 days upon conversion of shares of Series A Preferred Stock, and (ii) 400,000 shares of Common Stock which OTAPE Investments LLC may acquire within 60 days upon exercise of warrants.
(13)	Includes (i) 299,166 shares that may be acquired by Mr. Wigley within 60 days upon the exercise of stock options (including 95,325 shares that may be acquired by Mr. Wigley upon the exercise of stock options granted by Mr. Kohler), (ii) 106,800 shares held by Mr. Wigley as custodian for the benefit of his children, (iii) 100,000 shares of Common Stock which Mr. Wigley may acquire within 60 days upon conversion of shares of Series A Preferred Stock, (iv) an aggregate of 55,000 shares of Common Stock which may be acquired within 60 days upon conversion of shares of Series A Preferred Stock held by Mr. Wigley as custodian for the benefit of his children, (v) an aggregate of 145,000 shares of Common Stock which Mr. Wigley may acquire within 60 days upon conversion of shares of Series A Preferred Stock held by corporations of which Mr. Wigley and his wife are majority stockholders, (vi) 100,000 shares of Common Stock which Mr. Wigley may acquire within 60 days upon exercise of warrants, (vii) 55,000 shares of Common Stock which may be acquired within 60 days upon exercise of warrants held by Mr. Wigley as custodian for the benefit of his children, and (viii) an aggregate of 145,000 shares of Common Stock which may be acquired within 60 days upon exercise of warrants held by corporations of which Mr. Wigley and his wife are majority stockholders. Mr. Wigley disclaims beneficial ownership of the shares held by him as custodian for the benefit of his children.
(14)	Includes (i) an aggregate of 55,000 shares of Series A Preferred Stock held by Mr. Wigley as custodian for the benefit of his children, and (ii) an aggregate of 145,000 shares of Series A Preferred Stock held by corporations of which Mr. Wigley and his wife are majority stockholders. Mr. Wigley disclaims beneficial ownership of the shares held by him as custodian for the benefit of his children.
(15)	Includes (i) 67,500 shares that may be acquired by Mr. Kohler within 60 days upon the exercise of stock options, (ii) 30,000 shares held by Mr. Kohler as custodian for the benefit of his children, (iii) 33,334 shares of Common Stock which Mr. Kohler may acquire within 60 days upon conversion of shares of Series A Preferred Stock, and (iv) 33,334 shares of Common Stock which Mr. Kohler may acquire within 60 days upon exercise of warrants.
(16)	Includes (i) 58,363 shares that may be acquired by Dr. Langer within 60 days upon the exercise of stock options, (ii) 28,905 shares held by Laura Langer as custodian for Dr. Langer’s minor children, (iii) 33,333 shares of Common Stock which Dr. Langer may acquire within 60 days upon conversion of shares of Series A Preferred Stock, and (iv) 33,333 shares of Common Stock which Dr. Langer may acquire within 60 days upon exercise of warrants.
(17)	Includes (i) 106,918 shares that are held by the J.R. and M.W. McNab Family LLC, (ii) 30,000 shares of Common Stock which Mr. McNab may acquire within 60 days upon conversion of shares of Series A Preferred Stock, and (iii) 30,000 shares of Common Stock which Mr. McNab may acquire within 60 days upon exercise of warrants.
(18)	Includes 67,500 shares that may be acquired by Mr. Sutter within 60 days upon the exercise of stock options. Also includes the 1,653,429 shares held by Essex Woodlands Health Ventures Fund IV, L.P. as described in footnote 5. Mr. Sutter is a managing member of Essex Woodlands Health Ventures Fund IV, L.L.C., which is the general partner of Essex Woodlands Health Ventures Fund IV, L.P. and, as such, may be deemed to share voting and investment power with respect to such shares. Mr. Sutter disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(19)	Consists of shares held by Essex Woodlands Health Ventures Fund IV, L.P. Mr. Sutter is a managing member of Essex Woodlands Health Ventures Fund IV, L.L.C., which is the general partner of Essex Woodlands Health Ventures Fund IV, L.P. and, as such, may be deemed to share voting and investment power with respect to such shares. Mr. Sutter disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(20)	Consists of shares that may be acquired by Mr. Thompson within 60 days upon the exercise of stock options.
(21)	Consists of shares that may be acquired by Dr. Amaral within 60 days upon the exercise of stock options.
(22)	Includes 273,877 shares that may be acquired by Dr. Davison within 60 days upon the exercise of stock options.
(23)	Includes 72,133 shares that may be acquired by Mr. Moran within 60 days upon the exercise of stock options.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is currently fixed at eight members. As set forth in the following table, the Board of Directors has nominated and recommended Messrs. Joseph F. Amaral, Thomas W. Davison, Gary S. Kohler, Robert S. Langer, Michael R. Wigley and Brian F. Sullivan to hold office until the next annual meeting of shareholders. All directors will hold office until their successors have been duly elected and qualified or until their earlier death, resignation or removal. Each of the foregoing nominees, other than Mr. Sullivan, is currently serving as a director of the Company. Mr. Sullivan was recommended to the Board of Directors for nomination by the Nominating Committee. Mr. Wigley initially recommended Mr. Sullivan to the Nominating Committee. In addition, Messrs. James R. McNab, Jr., Martin P. Sutter and W. Leigh Thompson, each currently serving as a director of the Company, have each determined not to seek reelection at the Annual Meeting. Following the Annual Meeting, it is expected that the Board of Directors will pass a resolution to reduce the size of the Board from eight to six members. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for the nominees will be voted FOR the election of the six nominees. The Board of Directors knows of no reason why any nominee should be unable or, for good cause, unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number.

Name and Year Director First Became a Director	Position(s) with the Company
Thomas W. Davison, Ph.D. (2002)	President, Chief Executive Officer and Director
Gary S. Kohler, M.B.A. (1989)	Director
Robert S. Langer, D.Sc. (2002)	Director
Michael R. Wigley, M.B.A. (1998)	Director
Joseph Amaral, M.D. (2003)	Director
Brian F. Sullivan	Nominee for Director

As discussed in the section titled “Director Voting Agreement” below, certain of our directors, executive officers and shareholders are parties to an agreement pursuant to which such persons have agreed to vote their shares for the election of Messrs. Wigley and Kohler as directors at the Annual Meeting.

The Board of Directors recommends a vote “FOR” each of the nominees listed above.

Directors, Nominee for Director and Executive Officers

The current directors standing for reelection, nominee for director and executive officers of the Company are as follows:

Name	Age	Position(s) with the Company
Thomas W. Davison, Ph.D.	57	President, Chief Executive Officer and Director
Sean F. Moran, M.B.A.	46	Chief Financial Officer
Gary S. Kohler, M.B.A. (2)	47	Director
Robert S. Langer, D.Sc.	55	Director
Michael R. Wigley, M.B.A. (1)(2)(3)	50	Director
Joseph F. Amaral, M.D. (1)	48	Director
Brian F. Sullivan	42	Nominee for Director

(1)	Member of Audit Committee of the Board of Directors.
(2)	Member of Compensation Committee of the Board of Directors.
(3)	Member of Nominating Committee of the Board of Directors.

Set forth below is a biographical description of each director, nominee for director and executive officer of the Company based on information supplied by each of them.

Dr. Davison has served as Chief Executive Officer, President and a director since June 2002. Prior to that, Dr. Davison was the chief executive officer of Sontra Medical, Inc. since May 2002. Dr. Davison previously was founder and chief executive officer of Endius, Inc. (1996-2002), a company focused on minimally invasive spine surgery. Prior to his employment at Endius, Dr. Davison was founder and president of UltraCision Inc., a recognized technology leader in laparoscopic surgical instruments, from November 1988 to 1995. UltraCision was acquired by Ethicon Endosurgery, a Johnson & Johnson company, in November 1995, at which time Dr. Davison became vice president of strategic applications of UltraCision for Ethicon Endosurgery. Dr. Davison has also held during his thirty-year career various marketing and technical positions within the medical device and healthcare industry. Dr. Davison holds a B.A. in Biology/Chemistry and a Ph.D. in Mammalian Physiology from Kent State University.

Mr. Moran joined us as Chief Financial Officer in June 2002. Previously, Mr. Moran was chief financial officer of SatCon Technology Corporation, a company focused on the development and manufacture of high power electronics, from 2000 through 2002. Prior to his employment with SatCon, Mr. Moran was the chief financial officer of Anika Therapeutics, Inc., a company focused on therapeutic medical devices, from 1993 to 2000. Mr. Moran, a Certified Public Accountant, holds a B.S. in Business Administration and a M.B.A. from Babson College.

Mr. Kohler has been a director since 1989. He was a founder of ChoiceTel Communications, Inc., a pay telephone provider and our corporate predecessor, and its chairman from its inception in 1989 until the merger with Sontra Medical, Inc. in June 2002. Mr. Kohler is a partner and portfolio manager of Pyramid Trading, L.P., a broker-dealer registered on the Chicago Board Options Exchange, which he joined in October 1999. Prior to that he served as a managing director of Second Avenue Capital Management, a money management company, from December 1998 through September 1999. Prior to that he served as president of Kohler Capital Management from October 1997 through November 1998. Mr. Kohler serves on the boards of Printware, Inc. and 21st Century Wireless Corporation, as well as other private companies. Mr. Kohler holds a B.A. degree from the University of Minnesota and a M.B.A. degree from Cornell University.

Dr. Langer has served as a scientific consultant and director since June 2002. Dr. Langer is currently the Chairman of the Company’s Scientific Advisory Board. Dr. Langer is a co-founder of Sontra Medical, Inc. and, since 1998, has served as a director and consultant of Sontra Medical, Inc. Since 1979, Dr. Langer has been Germeshausen Professor of Chemical and Biomedical Engineering at the Massachusetts Institute of Technology. Dr. Langer is also currently a director of Boston Life Sciences, Inc., a company focused on research and development of therapeutic and diagnostic products, and Wyeth, a pharmaceutical and consumer healthcare products company. Dr. Langer received his B.S. from Cornell University in 1970 and his Ph.D. from MIT in 1974, both in chemical engineering.

Mr. Wigley has served as a director since 1998. Since 1989, Mr. Wigley has been president and chief executive officer of Great Plains Companies, Inc., a diversified holding company. Mr. Wigley has B.S. and B.C.E. degrees from the University of Minnesota and holds a M.S. degree from Stanford University and a M.B.A. degree from Harvard Business School. Mr. Wigley serves on the boards of several private and non-profit organizations and is a regent of Luther College.

Dr. Amaral has served as a director since 2003. Since April 2000, Dr. Amaral has been the president and chief executive officer of the Rhode Island Hospital in Providence, Rhode Island, and the president of the Rhode Island Hospital Foundation, playing an active role in fundraising. Prior to that, Dr. Amaral was chief of surgery at Rhode Island Hospital from September 1999 through September 2000. From January 1992 to April 2000, Dr. Amaral was the director of minimally invasive surgery at Rhode Island Hospital. Dr. Amaral received his B.S. from Providence College in 1977 and his M.D. from Brown University in 1981. Dr. Amaral is also a professor in the Department of Surgery at Brown University.

Mr. Sullivan is a nominee for election as director at the Annual Meeting. Since December 2002, Mr. Sullivan has served as President and Chief Executive Officer of SterilMed, Inc., a reprocessor of medical devices. From February 2001 to June 2002, Mr. Sullivan was a candidate for Governor of Minnesota. From October 1999 to January 2003, Mr. Sullivan was Co-Chairman of SimonDelivers.com, an on-line grocery store. In 1986, Mr. Sullivan co-founded Recovery Engineering, Inc., a manufacturer of consumer drinking water products, and served as Chairman and Chief Executive Officer until it was sold to The Procter & Gamble Company in 1999. Mr. Sullivan is also a director of Entegris, Inc., a materials integrity management company. Mr. Sullivan received his B.A. in economics from Harvard University in 1986.

Executive officers of the Company are elected on an annual basis by the Board of Directors to serve at the pleasure of the Board of Directors and until their successors have been duly elected and qualified.

Director Voting Agreement

On June 20, 2002, we consummated a business combination (the “Merger”) with Sontra Medical, Inc. (“SMI”) pursuant to the terms of an Agreement and Plan of Reorganization, dated as of February 27, 2002, as amended, by and among SMI, the Company and CC Merger Corp., a wholly owned subsidiary of the Company (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, CC Merger Corp. was merged with and into SMI with the result that SMI survived as a wholly owned subsidiary of the Company. Following the Merger, we changed our name to Sontra Medical Corporation and began operating in SMI’s line of business.

As a condition to closing the Merger, certain of our executive officers, directors and shareholders, as described above under “Securities Ownership of Certain Beneficial Owners and Management” entered into an agreement with Michael Wigley and Gary Kohler providing that those officers, directors and shareholders will vote any shares of our Common Stock beneficially owned by them following the Merger to maintain the election of Michael Wigley and Gary Kohler to our Board of Directors. The director voting agreement shall terminate immediately following the third meeting of our shareholders called for the purpose of electing directors or three years following the completion of the Merger, whichever is later. None of our shareholders who are parties to the director voting agreement have been paid any additional consideration in connection with the execution of the director voting agreement.

The Board of Directors and Its Committees

The Board of Directors met five times (including by telephone conference) during the fiscal year ended December 31, 2003. During the fiscal year ended December 31, 2003, each of our incumbent directors attended at least 75 percent of the total number of meetings of the Board of Directors and all committees of the Board of Directors on which he served.

The Board of Directors has an Audit Committee, which assists the Board of Directors in fulfilling its responsibilities to shareholders concerning the Company’s financial reporting and internal controls, and facilitates open communication among the Audit Committee, Board of Directors, outside auditors and management. The Audit Committee discusses with management and the outside auditor the financial information developed by the Company, the Company’s systems of internal controls and the Company’s audit process. The Audit Committee selects the independent auditors who will audit the books of the Company for each fiscal year. The independent auditors meet with the Audit Committee (both with and without the presence of the Company’s management) to review and discuss various matters pertaining to the audit, including the Company’s financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company. The Board of Directors has adopted a written charter for the Audit Committee, which is available in the corporate governance section of the Company’s website at www.sontra.com. The Audit Committee currently consists of Messrs. Wigley, Amaral and Sutter, each of whom is independent as defined under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. Mr. Sutter has determined not to stand for reelection at the Annual Meeting and on such date will no longer serve on the Audit Committee. In the event that Mr. Sullivan is elected as a director at the Annual Meeting, it is expected that he will join the Audit Committee thereafter. The Audit Committee met five times during fiscal 2003.

The Board of Directors has a Compensation Committee, which administers the Company’s stock option and incentive plans and approves salaries, bonuses and other compensation arrangements and policies for the Company’s officers, including the chief executive officer. The Board of Directors has adopted a written charter for the Compensation Committee, which is available in the corporate governance section of the Company’s website at www.sontra.com. The Compensation Committee consists of Messrs. Kohler, Wigley and Thompson. Mr. Thompson has determined not to stand for reelection at the Annual Meeting and on such date will no longer serve on the Compensation Committee. In the event that Mr. Sullivan is elected as a director at the Annual Meeting, it is expected that he will join the Compensation Committee thereafter. The Compensation Committee met four times during fiscal 2003.

The Board of Directors has a Nominating Committee, which identifies individuals qualified to become directors and selects the persons to be nominated by the Board of Directors for election as directors. The Board of Directors has adopted a written charter for the Nominating Committee, which is available in the corporate governance section of the Company’s website at www.sontra.com. The Nominating Committee will consider all shareholder recommendations for candidates for director. The Board’s criteria for selecting nominees for director are set forth in the Nominating Committee charter. Shareholders wishing to propose director candidates for consideration by the Nominating Committee may do so by writing to the Secretary of the Company and providing information regarding such candidate, including the candidate’s name, biographical data and qualifications. The Nominating Committee screens all potential candidates in the same manner regardless of the source of the recommendation. The Nominating Committee consists of Messrs. Wigley and Sutter, each of whom is independent as defined under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. Mr. Sutter has determined not to stand for reelection at the Annual Meeting and on such date will no longer serve on the Nominating Committee. The Nominating Committee was formed in February 2004 and did not meet during fiscal 2003. During fiscal 2003, the full Board of Directors carried out the functions of the Nominating Committee.

Due to the size of the Company and its relatively small shareholder base, the Company has no formal process for shareholders to send communications to the Board of Directors. Shareholders may send written communications to the Board of Directors or any individual member to the Company’s offices, 10 Forge Parkway, Franklin, MA 02038. All such communications will be relayed accordingly.

Historically, the Company has held board meetings at the time of its annual meetings of shareholders and has requested that its directors attend the annual meeting of shareholders. Seven out of eight members of the Board of Directors attended the 2003 annual meeting of shareholders.

Director Compensation

For 2003, directors who were neither employees nor consultants of the Company received cash compensation of $10,000. In February 2004, the Board of Directors determined that such directors would instead receive cash compensation of $2,500 per Board meeting attended. The Chairman of the Board will also receive cash compensation of $2,500 per month. Currently, Messrs. Amaral, Kohler, Sutter, Thompson, Langer and Wigley are non-employee, non-consultant directors. Mr. Sutter waived his cash compensation for service as a director in 2003 and 2004. If elected at the Annual Meeting, Mr. Sullivan will be deemed a non-employee, non-consultant director. All directors are reimbursed for reasonable out-of-pocket expenses incurred in attending board and committee meetings.

Directors who are neither employees nor consultants of the Company also receive an initial option grant of 50,000 shares upon initial election to the Board and an annual option grant to purchase 17,500 shares of our Common Stock (each at an exercise price equal to the fair market value of our Common Stock on the date of grant). All such options shall be fully vested upon grant and shall be exercisable for a term of ten years. All directors are also eligible to participate in our 1997 Long-Term Incentive and Stock Option Plan and our 2003 Stock Option and Incentive Plan. In February 2004, the Board adopted a policy that upon retirement from the Board of Directors of the Company, 100% of any unvested stock options held by a non-employee director shall vest and become fully exercisable in accordance with the remaining terms of the applicable option plan and option agreement.

On May 21, 2003, the Company granted an option to purchase 50,000 shares of Common Stock at an exercise price of $2.30 per share to Dr. Amaral. These options were fully vested upon grant. On May 21, 2003, the Company granted options to purchase 17,500 shares of Common Stock at an exercise price of $2.30 per share to each of Messrs. Kohler, Sutter, Thompson and Wigley. These options were fully vested upon grant. On May 21, 2003, the Company granted an option to purchase 30,000 shares of Common Stock at an exercise price of $0.10 per share to Mr. McNab. These options were fully vested upon grant. In October 2003, Mr. McNab fully exercised this option and purchased an aggregate of 30,000 shares for cash. On May 21, 2003, the Company granted an option to purchase 30,000 shares of Common Stock at an exercise price of $0.10 per share to Dr. Langer. These options were fully vested upon grant.

Dr. Langer is the Chairman of the Company’s Scientific Advisory Board, and in such capacity, commencing in December 2003, is entitled to receive cash compensation of $10,000 per quarter.

In connection with the Merger, we assumed Dr. Langer’s previous consulting agreement with SMI providing for annual fees of $120,000. On November 1, 2002, we amended this consulting agreement to reduce the annual fees to $59,000, effective January 1, 2003. This consulting agreement was terminated in December 2003.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF AUDITORS

The Audit Committee of the Board of Directors has appointed Wolf & Company, P.C., independent auditors, to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2004, and recommends that the shareholders vote for ratification of such appointment. If the shareholders do not ratify the selection of Wolf & Company as the Company’s independent auditors, the selection of such auditors will be reconsidered by the Audit Committee. A representative of Wolf & Company, which served as the Company’s auditors in fiscal 2003, is expected to be present at the Annual Meeting to be available to respond to appropriate questions from shareholders and to make a statement if he or she desires to do so.

The Board of Directors recommends that the shareholders vote FOR the ratification of Wolf & Company, P.C. to serve as the Company’s independent auditors for the current fiscal year.

Executive Compensation

Summary Compensation

The following table provides certain summary information with respect to the compensation earned by each of the Named Executive Officers for the fiscal years ended December 31, 2003, 2002 and 2001.

SUMMARY COMPENSATION TABLE

Long-Term Compensation
		Annual Compensation(1)		Awards	All Other Compensation(2)
Securities Underlying Options (# of Shares)
Name and Principal Position	Year	Salary	Bonus
Thomas W. Davison (3) Chief Executive Officer and President	2003 2002	$285,004 151,514	— —	280,000 726,169	$40,000 5,500

Sean F. Moran (4) Chief Financial Officer	2003 2002	192,135 96,577	— —	90,000 181,517	26,492 3,863

(1)	In accordance with the rules of the Securities and Exchange Commission, certain other annual compensation in the form of perquisites and other personal benefits has been omitted in those instances where the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonus for the Named Executive Officer for such year.
(2)	Amounts in this column represent the aggregate dollar amount of the Company’s matching contributions to the Named Executive Officer’s 401(k) account, paid in shares of our Common Stock.
(3)	Dr. Davison joined SMI on May 20, 2002 as President and Chief Executive Officer. Upon the consummation of the Merger, Dr. Davison was elected President and Chief Executive Officer of the Company.
(4)	Mr. Moran joined the Company as Chief Financial Officer in June 2002.

Option/SAR Grants In Fiscal Year 2003

The following table sets forth information concerning grants of options to purchase shares of Common Stock made to each Named Executive Officer during fiscal 2003. No stock appreciation rights were granted during fiscal 2003.

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Securities Underlying Options Granted		Percentage of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share(1)	Expiration Date
Thomas W. Davison	280,000	(2)	33%	$1.45	09/25/2013
Sean F. Moran	90,000	(2)	11%	1.45	09/25/2013

(1)	The exercise price per share of each stock option was determined to be equal to the fair market value per share of the underlying common stock on the date of grant.
(2)	Granted under our 2003 Stock Option and Incentive Plan. Option vests and becomes exercisable with respect to 25% of the shares subject thereto on the first anniversary of the date of grant and with respect to 1/40 of the shares subject thereto on each monthly anniversary of the date of grant thereafter.

Fiscal Year 2003 Aggregated Option Exercises and Fiscal Year-End Option Values

The following table sets forth information with respect to stock options held as of December 31, 2003 by each Named Executive Officer. No stock options were exercised by any Named Executive Officer during fiscal 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR END OPTION VALUES

Name	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised, In-the-Money Options at Fiscal Year End(1)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas W. Davison	237,313	768,856	$129,439	$336,037
Sean F. Moran	71,819	199,698	0	21,600

(1)	Amounts are calculated by subtracting the exercise price of the options from the fair market value of the underlying Common Stock as quoted on The Nasdaq SmallCap Market of $1.69 per share on December 31, 2003, multiplied by the number of shares underlying the options, and do not reflect amounts that actually may be received by the Named Executive Officers upon exercise of options.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

On May 20, 2002, Dr. Davison entered into a two-year employment agreement with SMI, as SMI’s chief executive officer, that provides for an annual salary of $275,000, which may be increased by the Board of Directors in its discretion. We assumed this agreement in connection with the Merger. If this agreement is terminated during the term (or any extension thereof) other than by the Company for cause or disability, or voluntarily by Dr. Davison, Dr. Davison is generally entitled to severance equal to the remaining amounts payable during the term (or any extension thereof) of this agreement.

On June 25, 2002, we entered in an employment agreement with Mr. Moran as our Chief Financial Officer that provides for an annual salary of $186,000, which may be increased by the Board of Directors in its discretion. This agreement also provides for severance payments equal to six months of Mr. Moran’s salary in the event of the termination of his employment other than for cause or voluntarily by Mr. Moran.

Independent Auditors

On August 14, 2002, the Audit Committee of our Board of Directors approved the engagement of Wolf & Company as our independent accountant for the fiscal year ending December 31, 2002 to replace the firm of Arthur Andersen LLP (“AA”), who were dismissed as our independent accountant with effect from August 14, 2002. The reports issued by AA with respect to its audits of our financial statements for the fiscal years ended December 31, 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. However, such reports did include an opinion that we will need to obtain additional funding in order to continue as a “going concern.” A “going concern” paragraph in an audit opinion means that the auditor has identified certain conditions or events that indicate there could be reasonable doubt about our ability to continue as a going entity for a period of one year from the date of the financial statements.

During our fiscal years ended December 31, 2000 and 2001, the six-month interim period which ended on June 30, 2002, and the interim period that commenced on July 1, 2002 and ended on the date when AA was replaced as our auditors, there were no disagreements with AA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of AA would have caused AA to make reference thereto in any report issued or to be issued by it in connection with its audit of our financial statements. During that time, there were no “reportable events” as set forth in Item 304(a)(1)(v)(A)-(D) of Regulation S-B (“Regulation S-B”) adopted by the SEC. We did not consult Wolf & Company during our last two fiscal years and through the interim period to August 14, 2002 regarding any of the matters specified in Item 304(a)(2) of Regulation S-B.

Prior to the consummation of the Merger, our independent accountant was Schechter Dokken Kanter Andrews & Selcer Ltd. (“Schechter”) and the independent accountant of SMI was AA. Because the Merger was accounted for as a reverse acquisition, the historical financial statements of SMI constitute our historical financial statements as of the consummation of the Merger. As a result, after the consummation of the Merger, AA continued to serve as the Company’s independent accountant. Therefore, upon the consummation of the Merger on June 20, 2002, there was a change in our independent accountant from Schechter to AA and, accordingly, Schechter was dismissed as our independent accountant. The reports of Schechter on our financial statements for the fiscal years ended December 31, 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Board of Directors.

During our fiscal years ended December 31, 2000 and 2001 and through the subsequent interim period to June 20, 2002, we did not have any disagreement with Schechter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Schechter’s satisfaction, would have caused Schechter to make reference to the subject matter of the disagreement in connection with its audit of our financial statements. During that time, there were no “reportable events” as set forth in Item 304(a)(1)(v)(A)-(D) of Regulation S-B. AA had been the independent accountant for SMI since January 2002 and we regularly consulted AA since that time until our dismissal of AA on August 14, 2002. Sontra Medical Corporation, as the continuing reporting entity for accounting purposes, did not consult AA during our last two fiscal years and through the interim period to June 20, 2002 regarding any of the matters specified in Item 304(a)(2) of Regulation S-B.

Independent Auditors’ Fees

The following is a summary of the fees billed to the Company by Wolf & Company for professional services rendered for the fiscal years ended December 31, 2003 and 2002:

Fee Category	Fiscal 2003	Fiscal 2002
Audit Fees	$55,700	$43,600
Audit-Related Fees	9,000	0
Tax Fees	7,200	0
All Other Fees	980	1,100

Total Fees	$72,880	$44,700

Audit Fees.    Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Wolf & Company in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.    Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees” including providing consents in connection with the Company’s Registration Statements.

Tax Fees.    Consists of fees billed for professional services for tax compliance, tax advice and tax planning.

All Other Fees.    Consists of fees billed to the Company by Wolf & Company for products and services other than the services reported above, including assistance with the accounting for a license agreement in 2003 and with the accounting for non-employee stock options in 2002 and 2003.

Audit Committee Policy on Pre-Approval of Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Audit Committee Financial Expert

The Board of Directors has determined that Michael R. Wigley is an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B.

Audit Committee Report

The Audit Committee of the Board of Directors has reviewed and discussed the Company’s audited financial statements for fiscal 2003 with the Company’s management. The Audit Committee has discussed with Wolf & Company, the Company’s independent auditors for fiscal 2003, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Wolf & Company required by Independence Standards Board Standard No. 1 and has discussed with Wolf & Company its independence. The Audit Committee also considered whether Wolf & Company’s provision of non-audit services to the Company is compatible with maintaining Wolf & Company’s independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for fiscal 2003.

AUDIT COMMITTEE

Michael R. Wigley, Chairman

Joseph F. Amaral

Martin P. Sutter

The information contained in the foregoing report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference into any of the Company’s previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent specifically incorporated by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certain Relationships and Related Transactions

The Private Placement

The Company completed a private placement to selected qualified purchasers of units consisting of shares of Series A Preferred Stock and Warrants to purchase shares of Common Stock (the “Private Placement”). On September 15, 2003, the Company completed the initial closing of the Private Placement, providing the Company with proceeds of approximately $2.9 million net of the placement agent fee. Individual investors, institutions and certain members of the Board of Directors of the Company purchased 3,139,167 shares of the Company’s Series A Convertible Preferred Stock, at a per share purchase price of $1.00. The investors also received warrants to purchase up to 3,139,167 shares of Common Stock.

On September 30, 2003, the Company completed the second closing of the Private Placement, providing the Company with approximately $500,000 in additional proceeds, net of the placement agent fee. Investors purchased 535,000 shares of Series A Preferred Stock, at a per share purchase price of $1.00. The investors also received warrants to purchase up to 535,000 shares of Common Stock.

On October 14, 2003, the Company completed the final closing of the Private Placement, providing the Company with approximately $3.1 million in additional proceeds, net of the placement agent fee. Investors purchased the remaining 3,325,833 shares of Series A Preferred Stock, at a per share purchase price of $1.00. The investors also received warrants to purchase up to 3,325,833 shares of Common Stock.

Each share of Series A Preferred Stock is initially convertible into one share of Common Stock, subject to adjustment in certain events. The holders of shares of Series A Preferred Stock are entitled to receive annual 8% dividends, payable in cash or shares of Common Stock at the Company’s election. The Company has the right to convert the shares of Series A Preferred Stock in the event that the closing price of the Common Stock for twenty consecutive trading days is equal to or greater than $3.00 per share. The warrants issued to the investors in the Private Placement are exercisable at a per share price of $1.50 and expire no later than the fifth anniversary of their issuance date. In addition, the Company has the right to terminate the warrants, upon thirty days notice, in the event that the closing price of the Common Stock for twenty consecutive trading days is equal to or greater than $4.00 per share. The warrants shall be exercisable during such thirty-day notice period.

Each purchaser in the Private Placement also received certain pre-emptive rights to participate in certain future issuances, grants or sales of equity or equity-linked securities of the Company. Such pre-emptive rights are based upon the number of shares of Common Stock then held by the purchaser (on a fully diluted basis) and are subject to customary exceptions. Each purchaser shall have the pre-emptive rights only for so long as such purchaser holds shares of Series A Preferred Stock or, if earlier, until the third anniversary of the grant of such rights. The following members of the Board of Directors and 5% shareholders participated in the Private Placement and purchased the following shares of Series A Preferred Stock and warrants to purchase shares of Common Stock:

	Number of Shares of Series A Preferred Stock		Number of Common Stock Purchase Warrants
Gary S. Kohler	33,334		33,334
Michael R. Wigley	300,000	(1)	300,000	(2)
James R. McNab, Jr.	30,000		30,000
Robert S. Langer	33,333		33,333
Essex Woodlands Health Ventures Fund IV, L.P. (3)	100,000		100,000
Xmark Asset Management, LLC	500,000	(4)	500,000	(5)
Constable Advisors, LLC	500,000	(6)	500,000	(7)
Wigley Irrevocable Trust 1993 (8)	450,000		450,000
OTAPE Investments LLC	400,000		400,000
Kenneth A. Steel, Jr.	400,000	(9)	400,000	(10)

(1)	Includes (i) an aggregate of 55,000 shares of Series A Preferred Stock held by Mr. Wigley as custodian for the benefit of his children, and (ii) an aggregate of 145,000 shares of Series A Preferred Stock held by corporations of which Mr. Wigley and his wife are majority stockholders. Mr. Wigley disclaims beneficial ownership of the securities held by him as custodian for the benefit of his children.
(2)	Includes (i) warrants to purchase an aggregate of 55,000 shares of Common Stock held by Mr. Wigley as custodian for the benefit of his children, and (ii) warrants to purchase an aggregate of 145,000 shares of Common Stock held by corporations of which Mr. Wigley and his wife are majority stockholders. Mr. Wigley disclaims beneficial ownership of the securities held by him as custodian for the benefit of his children.
(3)	Martin P. Sutter, a managing member of Essex Woodlands Health Ventures Fund IV, L.L.C., the general partner of Essex Woodlands Health Ventures Fund IV, L.P., is a member of the Board of Directors of the Company.

(4)	Consists of (i) 319,167 shares of Series A Preferred Stock held by Xmark Fund, Ltd., and (ii) 180,833 shares of Series A Preferred Stock held by Xmark Fund, L.P.
(5)	Consists of (i) warrants to purchase an aggregate of 319,167 shares of Common Stock held by Xmark Fund, Ltd., and (ii) warrants to purchase an aggregate of 180,833 shares of Common Stock held by Xmark Fund, L.P.
(6)	Consists of (i) 385,000 shares of Series A Preferred Stock held by Constable Capital, LLC and (ii) 115,000 shares of Series A Preferred Stock held by Constable Capital QP, LLC.
(7)	Consists of (i) warrants to purchase an aggregate of 385,000 shares of Common Stock held by Constable Capital, LLC and (ii) warrants to purchase an aggregate of 115,000 shares of Common Stock held by Constable Capital QP, LLC.
(8)	The Wigley Irrevocable Trust 1993 is a trust for the benefit of children of Michael R. Wigley, a member of the Board of Directors of the Company. Mr. Wigley disclaims beneficial ownership of all shares held by the Wigley Irrevocable Trust 1993.
(9)	Includes 150,000 shares of Series A Preferred Stock held by K.A. Steel Chemicals, Inc. Mr. Steel is a stockholder of K.A. Steel Chemicals, Inc. and a member of its Board of Directors and shares voting and investment power with respect to the securities held by K.A. Steel Chemicals, Inc. Mr. Steel disclaims beneficial ownership with respect to all securities held by K.A. Steel Chemicals, Inc., except to the extent of his pecuniary interest therein.
(10)	Includes warrants to purchase an aggregate of 150,000 shares of Common Stock held by K.A. Steel Chemicals, Inc. Mr. Steel is a stockholder of K.A. Steel Chemicals, Inc. and a member of its Board of Directors and he shares voting and investment power with respect to the securities held by K.A. Steel Chemicals, Inc. Mr. Steel disclaims beneficial ownership with respect to all securities held by K.A. Steel Chemicals, Inc., except to the extent of his pecuniary interest therein.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Except as described below, and based solely on its review of the copies of such forms received or written representations from certain reporting persons, the Company believes that, during fiscal 2003, its officers, directors and ten-percent shareholders complied with all applicable Section 16(a) filing requirements applicable to such individuals.

Thomas W. Davison, the Company’s President and Chief Executive Officer and a member of the Board of Directors, reported the grant on September 25, 2003 of a stock option to purchase 280,000 shares of Common Stock on a Form 4 filed on February 12, 2004.

Sean F. Moran, the Company’s Chief Financial Officer, reported the grant on September 25, 2003 of a stock option to purchase 90,000 shares of Common Stock on a Form 4 filed on February 12, 2004.

James R. McNab, Jr., the Company’s Chairman of the Board, reported the exercise on October 9, 2003 of stock options to purchase an aggregate of 54,088 shares of Common Stock on a Form 4 filed on February 12, 2004.

Involvement in Legal Proceedings

On January 13, 2003, the Securities and Exchange Commission issued a cease-and-desist order relating to an SEC Administrative Proceeding, Release No. 34-47167, instituted against Anika Therapeutics, Inc. (“Anika”), the former chief executive officer of Anika, and Sean F. Moran, the Company’s Chief Financial Officer and the former chief financial officer of Anika, in connection with a SEC investigation and findings of violations of securities laws related to Anika’s improper recognition of certain revenues in 1998 and 1999. In accordance with the final terms of the Order, Mr. Moran agreed to cease and desist from committing or causing any violations and any future violations of certain sections and rules promulgated under the Exchange Act. The SEC has not imposed any fines or additional penalties on Mr. Moran in connection with this investigation.

Annual Report on Form 10-KSB

The Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, including exhibits, is available without charge upon request from the Company. Requests for copies of the Annual Report on Form 10-KSB should be sent to the Secretary of the Company at its offices, 10 Forge Parkway, Franklin, Massachusetts 02038.

Other Matters

The Board does not know of any other matter which may come before the Annual Meeting. If any other matters are properly presented to the Annual Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote, or otherwise to act, in accordance with their best judgment on such matters.

The Board hopes that shareholders will attend the Annual Meeting. Whether or not you plan to attend, you are urged to sign, date and complete the enclosed proxy card and return it in the accompanying envelope. A prompt response will greatly facilitate arrangements for the Annual Meeting, and your cooperation will be appreciated. Shareholders who attend the Annual Meeting may vote their shares even though they have sent in their proxies.

Proposals of Shareholders for 2005 Annual Meeting

Any proposal that a shareholder of the Company wishes to be considered for inclusion in the Company’s proxy statement and proxy card for the Company’s 2005 Annual Meeting of Shareholders (the “2005 Annual Meeting”) must be submitted to the Secretary of the Company at its offices, 10 Forge Parkway, Franklin, Massachusetts 02038, no later than December 10, 2004. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act.

If a shareholder of the Company wishes to present a proposal before the 2005 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company’s proxy statement and proxy card, such shareholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary of the Company must receive such notice no later than February 23, 2005. If a shareholder fails to provide timely notice of a proposal to be presented at the 2005 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal.

By Order of the Board of Directors

Sean Moran, Secretary

Franklin, Massachusetts

April 8, 2004

APPENDIX I

SONTRA MEDICAL CORPORATION

Audit Committee Charter

A.    PURPOSE

The purpose of the Audit Committee is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

B.    STRUCTURE AND MEMBERSHIP

1.	Number. The Audit Committee shall consist of at least three members of the Board of Directors.

2.	Independence. Except as otherwise permitted by the applicable Nasdaq rules, each member of the Audit Committee shall be independent as defined by Nasdaq rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

3.	Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4.	Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.	Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6.	Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.    AUTHORITY AND RESPONSIBILITIES

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

1.	Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2.	Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3.	Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4.	Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5.	Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

Audited Financial Statements

6.	Review and Discussion. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

7.	Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

8.	Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

9.

Independent Auditor Review of Interim Financial Statements.    The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior

A-2

to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

Controls and Procedures

10.	Oversight. The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

11.	Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

12.	Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.

13.	Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.    PROCEDURES AND ADMINISTRATION

1.	Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management and (iii) the Company’s internal auditors. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.	Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.	Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

4.	Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.	Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6.	Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7.	Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Approved by the Board of Directors of Sontra Medical Corporation on February 4, 2004.

A-3

APPENDIX II

Sontra Medical Corporation

Annual Meeting of Shareholders

Wednesday, May 19, 2004

9:00 a.m. Local Time

Company Offices

10 Forge Parkway

Franklin, Massachusetts 02038

Sontra Medical Corporation

10 Forge Parkway

Franklin, MA 02038	proxy

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE

ANNUAL MEETING ON MAY 19, 2004.

The undersigned, having received notice of the Annual Meeting of Shareholders and the Board of Directors’ proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Thomas W. Davison and Sean F. Moran, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Shareholders of Sontra Medical Corporation (the “Company”) to be held on Wednesday, May 19, 2004, at 9:00 a.m., local time, at the offices of the Company, 10 Forge Parkway, Franklin, Massachusetts 02038, and any adjournments thereof, and there to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present. None of the following proposals is conditioned upon the approval of any other proposal.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY ELECTION TO OFFICE OR PROPOSAL, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

SEE REVERSE FOR

VOTING INSTRUCTIONS.

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Election of directors: (each to serve for the ensuing year)

01 Thomas W. Davison	04 Michael R. Wigley	☐ Vote FOR all	☐ Vote WITHHELD
02 Joseph F. Amaral	05 Robert S. Langer	nominees (except	from all nominees
03 Gary S. Kohler	06 Thomas F. Sullivan	as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

______________________________

______________________________

2.	To ratify the appointment of Wolf & Company, P.C. as the Company’s independent auditors for the current fiscal year.

☐    FOR            ☐    AGAINST            ☐    ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE DIRECTOR NOMINEES AND “FOR” PROPOSAL 2.

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporation should provide full name of corporation and title of authorized officer signing the proxy.

Address Change? Mark Box  ☐

Indicate changes below: